LEASE TERMINATION AGREEMENT

     THIS LEASE TERMINATION AGREEMENT (this "Agreement") is made and entered into as of the 19th day of April, 2002, by and between (i) INFOCROSSING, INC., a Delaware corporation ("Tenant"), and (ii) BECO-TERMINAL LLC, a Virginia limited liability company ("Landlord").

                                    RECITALS

     A. Landlord and Tenant executed that certain Lease dated July 21, 2000, as amended by that certain First Amendment to Lease dated December 18, 2000 (collectively, the "Lease"), whereunder Tenant leased certain premises from Landlord known as Cyber Fortress I, consisting of approximately 54,800 rentable square feet of space (the "Premises") and located at 45580 Terminal Drive, Dulles, Loudoun County, Virginia 20164 (the "Building").

     B. Landlord is the current holder of all of the landlord's interest under the Lease.

     C. Pursuant to the Lease, Tenant delivered to Landlord or its designee a letter of credit No. JS1221045 (the "Letter of Credit") issued by Fleet National Bank ("Fleet") to Landlord in the original amount of One Million Four Hundred Sixty Thousand and 00/100 Dollars ($1,460,000.00) to secure its obligations to provide a security deposit pursuant to the Lease.

     D. Landlord and Tenant desire to (i) amend the Lease to provide for the immediate draw down of the Letter of Credit; (ii) terminate the Lease and the rights and obligations thereunder upon the terms and conditions hereinafter set forth; (iii) provide for the assignment, reversion, conveyance and transfer to Landlord of any and all of Tenant's right, title and interest in and to the Premises; and (iv) reflect certain other understandings and agreements between the parties.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

     1. RECITALS. The foregoing Recitals are hereby incorporated herein and made a substantive part hereof.

     2. AMENDMENT TO LEASE; AUTHORIZATION REGARDING LETTER OF CREDIT. Landlord and Tenant hereby agree that the Lease is hereby amended by adding to the end of
Section 23.04 of the Lease the following: "Notwithstanding anything herein to the contrary, Tenant hereby authorizes Landlord to draw down the entire Letter of Credit and to retain all of such proceeds as Rental currently due under this Lease, and irrevocably waives any and all rights it may have to object to Landlord's certification of the Letter of Credit, drawing upon the Letter of Credit or retention of the Letter of Credit proceeds. This Section 23.04 shall survive the termination of the Lease."

     3. TERMINATION OF THE LEASE.

          (a) In consideration of Tenant's delivery or agreement to deliver to Landlord the items described in Paragraph 3(b), and of Landlord's release of Tenant in Paragraph 4(b), Landlord and Tenant agree that the Lease is terminated concurrently with the execution and delivery of this Agreement (the "Effective Date").

          (b) On the Effective Date, Tenant shall deliver:

               (1) To Landlord, actual physical possession of the Premises, as well as all of Tenant's property, improvements, fixtures and equipment, if any, located at the Premises (including, but not limited to, the UPS system and air conditioner units) on the day hereof (collectively the "Property"), and any assignable manufacturer's warranties or prepaid service contracts associated therewith;

               (2) One Million Five Hundred Fifteen Thousand and 00/100 Dollars ($1,515,000.00) by wire transfer of immediately available federal funds to the account (the "Mortgagee's Account") for the benefit of Landlord's mortgagee, Teachers Insurance and Annuity Association (the "Mortgagee") as follows:

Wire funds to:

Bank of America
Atlanta, Georgia
ABA# 061000052
Acct# 00325-169-7902
Acct: CapMark Services, L.P.
Ref: Loan No. 400034821; and

               (3) To Landlord, all keys, codes, combinations and other information or materials currently in Tenant's possession that is useful or necessary in the operation of the Premises (including, but not limited to, items pertaining to any security system).

     4. MUTUAL RELEASE

          (a) Effective on the Effective Date, Landlord releases Tenant, its officers, directors, agents, employees, partners, members and shareholders from any and all obligations, liabilities, claims, rights or causes of action arising out of, with respect to, or in connection with the Lease and/or the Premises, excluding only all obligations of Tenant under this Agreement; provided, however, that nothing in this Paragraph 4(a) shall affect or vitiate Landlord's right under the Lease (as amended by Paragraph 2 of this Agreement) to draw upon the full Letter of Credit and to retain all of the proceeds of such Letter of Credit.

          (b) Effective on the Effective Date, Tenant releases Landlord and Mortgagee (and their respective officers, directors, agents, employees, partners, members and shareholders) from any and all obligations, liabilities, claims, rights, actions or causes of action arising out of, with respect to, or in connection with the Lease and/or the Premises, excluding only all obligations of Landlord under this Agreement; and

          (c) In the event Tenant fails to perform its obligations under this Agreement or breaches any covenant or representation herein, Landlord shall have the right to avail itself of any and all rights and remedies which Landlord may have at law or in equity or under this Agreement.

     5. BANKRUPTCY. Notwithstanding anything in this Agreement to the contrary, should Tenant be the subject of a voluntary or involuntary petition in bankruptcy or of a liquidation or receivership proceeding in state court (collectively, a "Bankruptcy") and should Landlord be required to return all or any part of the consideration received by Landlord hereunder or return or restore all or any part of the Letter of Credit, or any other funds paid by Tenant to Landlord under the Lease and/or this Agreement (whether as a preferential transfer or otherwise, and whether by court order, settlement or otherwise), then, and in that event it is hereby acknowledged and agreed that
(i) the release of Tenant as provided for in Paragraph 4(b) above shall be of no effect; (ii) the termination of the Lease in Paragraph 3 above shall be deemed for all purposes of the Lease and this Agreement to be pursuant to Section 21.02(b) of the Lease, and damages due to Landlord as a result of Tenant's breach of the Lease and Landlord's acceleration of the Rentals shall be determined in accordance with such Section 21.02(b) of the Lease less a credit for any portion of the consideration or Letter of Credit proceeds received and retained by Landlord hereunder.

     6. TRANSFER OF THE PREMISES. Effective on the Effective Date, Tenant transfers, assigns and conveys to Landlord without recourse, representation or warranty except as otherwise expressly specified herein, and Landlord hereby unconditionally accepts, all of Tenant's right, title and interest in and to the Lease, the Premises, the Property and any transferable manufacturer's warranties or prepaid service contracts relating thereto.

     7. REPRESENTATIONS AND WARRANTIES.

          (a) BY TENANT. Tenant represents, warrants and covenants to Landlord that as of the Effective Date:

               (i) The Lease is the only agreement, written, oral or otherwise, between Landlord and Tenant in respect of the Premises (other than the letter agreement between them dated March 26, 2002 ("the Letter Agreement")), and the Lease has not been amended, superseded, added to or interpreted, in writing, orally or otherwise, at any time, except as set forth in Recital A of this Agreement.

               (ii) Landlord shall receive good and absolute title to the Premises and the Property, free from any and all liens, charges, encumbrances or claims of whatever kind or nature arising out of, or in connection with, Tenant's use, occupancy or operation of the Premises or the Property. No party other than Tenant has any right to, or interest in, the Lease or the Property, whether as a secured party, subtenant or otherwise. To Tenant's knowledge, there is no claim, protest, appeal, litigation or proceeding pending or threatened which involves the Lease or the Property.

               (iii) Tenant has not assigned, subleased or otherwise transferred any or all of its interest in the Premises, the Lease, or the Property to any other entity or person.

               (iv) Tenant has the full right, power and authority to execute, deliver and perform its obligations under this Agreement.

               (v) The individual signing this Agreement on behalf of Tenant has the full right, power, capacity and authority to execute and deliver this Agreement as a binding and valid obligation of Tenant.

               (vi) There are no outstanding claims, contracts or agreements of any kind which are binding on Tenant with agents, consultants, advisors, salesmen or dealers for management, maintenance or other services relating to the Premises which shall be binding on Landlord or which may hereafter give rise to liens on the Premises.

          (b) BY LANDLORD. Landlord represents, warrants and covenants to Landlord that as of the Effective Date:

               (i) Landlord has the full right, power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) The individual signing this Agreement on behalf of Landlord has the full right, power, capacity and authority to execute and deliver this Agreement as a binding and valid obligation of Landlord.

     8. INDEMNIFICATION. Each party hereto ("Indemnitor") covenants and agrees that it will indemnify, reimburse and hold harmless the other party hereto from, against and in respect of any and all claims, losses, costs, damages, and liabilities, including but not limited to reasonable legal fees and expenses, arising out of, resulting from or related to any breach of Indemnitor's representations, warranties or covenants herein, or of any misrepresentation by Indemnitor herein. This Section 8 shall not survive the foreclosure of any mortgage or deed of trust currently encumbering the Premises, or any part thereof, or the granting of a deed in lieu of such foreclosure.

     9. OTHER PROVISIONS.

          (a) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Virginia.

          (b) CONSENT TO JURISDICTION; SERVICE OF PROCESS. Tenant hereby agrees and consents that any action or proceeding arising out of or brought to enforce the provisions of this Agreement may be brought in any appropriate court in the Commonwealth of Virginia or in any other court having jurisdiction over the subject matter, all at the sole election of Landlord, and by the execution of this Agreement Tenant irrevocably consents to the jurisdiction of each such court. The Tenant hereby irrevocably appoints the State Corporation Commission of the Commonwealth of Virginia located at P.O. Box 1197, Richmond, Virginia 23218-1197 as its agent to accept service of process for it and on its behalf in any proceeding brought pursuant to the provisions of this Paragraph 9(b)

          (c) FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. The parties hereto agree that they will, from time to time, execute and deliver, or cause to be executed and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the intention of the parties to, or facilitating the performance of, this Agreement.

          (d) BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective personal and legal representatives, heirs, executors, administrators, successors and assigns.

          (e) SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

          (f) ENTIRE AGREEMENT. This Agreement sets forth the final and entire agreement between the parties hereto with respect to the termination of the Lease, and is intended to be an integration of all prior negotiations and understandings, and Landlord, Tenant, and their agents shall not be bound by any terms, conditions, statements, warranties, or representations, oral or written, express or implied, not set forth or incorporated herein, including but not limited to the Letter Agreement. No change or modification of this Agreement shall be valid unless the same is in writing, signed by Landlord and Tenant and consented to by Mortgagee. No waiver of any of the provisions of this Agreement shall be valid unless the same is in writing and signed by the party against which it is sought to be enforced.

          (g) COUNTERPARTS. This Agreement may be executed in counterparts by the parties. It is not necessary that the signatures of the parties appear on the same counterpart or counterparts. All counterparts shall collectively constitute a single agreement.

          (h) COUNSEL. Landlord and Tenant each represent to the other that it has had full opportunity to consult with an attorney of its choice or that it has relied upon the legal advice of the attorney of its choice, that the terms of this Agreement have been completely read and explained to it by such attorney, and that those terms were fully understood and voluntarily accepted by Landlord or Tenant (as applicable).

          (i) LANDLORD'S LENDER. The Mortgagee has indicated its consent to and approval of the terms hereof by its signature in the space below. The Mortgagee is not, however, a party to this Agreement.


          (j) NOTICES.

               (i) Any notice, report, demand, request or other instrument or communication authorized, required, or desired to be given under this Agreement by Landlord or Tenant shall be in writing and shall only be deemed given if addressed to the party intended to receive the same, at the address of such party set forth below, (i) when delivered at such address by hand or by overnight delivery service, or (ii) when delivered by facsimile at the facsimile number listed below, AND the sending party receives a facsimile confirming receipt.

                 If to Landlord:           James H. Lystad, Esq.
                                           BECO Management, Inc.
                                           5410 Edson Lane
                                           Suite 200
                                           Rockville, MD 20852
                                           Fax:  301.816.1501
                                           Tel.:  301.816.1570

                 With a copy to:           Richard J. Melnick, Esq.
                                           Greenberg Traurig, LLP
                                           1750 Tysons Boulevard, Suite 1200
                                           McLean, VA 22102
                                           Fax:  703.714.8310
                                           Tel.:  703.903.7505

                 If to Tenant:             Mr. Zach Lonstein, Chairman
                                           Infocrossing, Inc.
                                           2 Christie Heights Street
                                           Leonia, New Jersey 07605
                                           Fax: 201.840.7126
                                           Phone: 201.840.4700

                 With a copy to:           Kramer Levin Naftalis & Frankel LLP
                                           919 Third Avenue
                                           New York, New York 10022
                                           Attention: Larry M. Loeb, Esq.
                                           Fax: 212.715.8058
                                           Phone: 212.715.9114

               (ii) Either party may change the address to which any such notice, report, demand, request or other instrument or communications to such party is to be delivered or mailed, by giving written notice of such change to the other parties, but no such notice of change shall be effective unless and until received by such other parties.

          (k) WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY WAIVE, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS OR CERTIFICATES EXECUTED IN CONNECTION HEREWITH, THE PREMISES OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING HERETO OR TO ANY OF THE FOREGOING. THIS PARAGRAPH 9(K) SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS AGREEMENT

          (l) TIME. TIME IS OF THE ESSENCE OF THIS AGREEMENT.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first set forth above.


WITNESS/ATTEST:                           LANDLORD:
                                          BECO-TERMINAL LLC

                                          By:    BRIT-Terminal Intermediary LLC,
                                                 its Managing Member

/s/ Amy Kwah                              By:           /s/
------------------------------            --------------------------------------
                                          Print Name:  Chris Epstein
                                          --------------------------------------
                                          Title: President, Beco-Data LLC,
                                                 its Manager
                                          --------------------------------------


WITNESS/ATTEST:                           TENANT:
                                          INFOCROSSING, INC.

       /s/                                By:          /s/
------------------------------            --------------------------------------
Kathryn Yodice                            Print Name: Nicholas J. Letizia
                                          --------------------------------------
                                          Title: Senior Vice President
                                          --------------------------------------


WITNESS/ATTEST:                           CONSENT:
                                          TEACHERS INSURANCE AND ANNUITY
                                          ASSOCIATION OF AMERICA

/s/ Robert C. Ray                         By:            /s/
------------------------------            --------------------------------------
                                          Print Name: David Rodriguez
                                          --------------------------------------
                                          Title:  Associate Director
                                          --------------------------------------

STATE OF  NEW JERSEY
          --------------------------        )
                                            )  ss.
COUNTY OF BERGEN                            )
          --------------------------

The foregoing instrument was acknowledged and sworn before me this 19th day of April, 2002, by Nicholas J. Letizia, as Senior Vice President of INFOCROSSING, INC., a Delaware corporation.



                                               /s/ Roberta Matera
                                               Notary Public
[SEAL]
                                               My Commission Expires: 2/17/04




STATE OF  MARYLAND
          --------------------------        )
                                            )  ss.
COUNTY OF MONTGOMERY                        )
          --------------------------

The foregoing instrument was acknowledged and sworn before me this 22nd day of April, 2002, by Chris Epstein, as President of Beco-Data LLC, Manager of BRIT-TERMINAL INTERMEDIARY LLC, a Virginia limited liability company, the Managing Member of BECO-TERMINAL LLC, a Virginia limited liability company.



                                               /s/ James H. Lystad
                                               Notary Public
[SEAL]
                                               My Commission Expires: 10/20/03

STATE OF  NEW YORK
          ----------------------------     )
                                           )  ss.
COUNTY OF NEW YORK                         )
          ----------------------------

The foregoing instrument was acknowledged and sworn before me this 2nd day of May, 2002, by DAVID RODRIGUEZ, as Associate Director of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation.



                                              /s/ G. Ann Olivia
                                              Notary Public
[SEAL]
                                              My Commission Expires: 11/30/02











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